SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                   -------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                             Date of Report (Date of
                            earliest event reported):

                                December 12, 2002
                    ----------------------------------------


                           THERMO ELECTRON CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                                1-8002                        04-2209186
(State or other jurisdiction of      (Commission File           (I.R.S. Employer
incorporation or organization)          Number)           Identification Number)

81 Wyman Street, P.O. Box 9046
Waltham, Massachusetts                                                02454-9046
(Address of principal executive offices)                              (Zip Code)



                                 (781) 622-1000
                         (Registrant's telephone number
                              including area code)



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Item 5.  Other Events and Regulation FD Disclosure

     On November 25, 2002, the Registrant issued a press release announcing that the Board of Directors had elected Marijn E. Dekkers, previously president and chief operating officer, to the position of president and chief executive officer, and that Richard F. Syron, previously chairman and chief executive officer, will assume a newly-created position of full-time executive chairman. The Registrant has entered into an amended and restated employment agreement with each of Messrs. Dekkers and Syron, which is filed herewith as an Exhibit (99.1 and 99.2).

Item 7.  Financial Statements and Exhibits

         (a) Financial Statements of Business Acquired: Not applicable.

         (b) Pro Forma Financial Information: Not applicable.

         (c) Exhibits:

                  99.1 Amended & Restated Employment Agreement between the Registrant and Marijn E. Dekkers.

                  99.2 Amended & Restated Employment Agreement between the Registrant and Richard F. Syron.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 12th day of December 2002.


                                        THERMO ELECTRON CORPORATION


                                        By:     /s/ Kenneth J. Apicerno
                                                ----------------------------
                                                Kenneth J. Apicerno
                                                Treasurer
-

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                                  EXHIBIT INDEX


Exhibit
Number   Description
-------------------------------------------------------------------------------

99.1 Amended & Restated Employment Agreement between the Registrant and Marijn E. Dekkers.

99.2 Amended & Restated Employment Agreement between the Registrant and Richard F. Syron.